UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2015

Truven Holding Corp.		Truven Health Analytics Inc.
(Exact name of registrant parent guarantor as specified in its charter)		(Exact name of registrant parent guarantor as specified in its charter)
Delaware	45-5164353	Delaware	06-1467923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

777 E. Eisenhower Parkway
Ann Arbor, Michigan 48108
(734) 913 -3000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.
Other Events.
On May 18, 2015, Truven Health Analytics Inc. (the “Company”) completed its previously announced offer to exchange any and all of its outstanding $40 million aggregate principal amount of 10.625% Senior Notes due 2020 issued on November 12, 2014 (the “Additional Notes”) for an equal principal amount of new 10.625% Senior Notes due 2020 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”). The terms and conditions of the exchange offer are set forth in the Company’s prospectus dated April 17, 2015, and the related letter of transmittal.

The exchange offer expired at 5:00 p.m. New York City time, on May 15, 2015 (such time and date, the “Expiration Date”). As of the Expiration Date, $40 million in aggregate principal amount (or 100%) of the Additional Notes were validly tendered and accepted for exchange.

The exchange offer was made pursuant to a Registration Rights Agreement entered into by the Company when it originally issued the Additional Notes on November 12, 2014. As the Company issued the $40 million aggregate principal amount of Additional Notes in a private placement transaction, the Additional Notes were subject to transfer restrictions. The purpose of the exchange offer was to allow holders of the Additional Notes to exchange their notes for Exchange Notes that did not have these restrictions. Following the exchange offer, the Company will continue to have $367.15 million aggregate principal amount of 10.625% Senior Notes due 2020 outstanding.

The terms of the Exchange Notes issued in the exchange offer are substantially the same as the terms of the Additional Notes, except that the Exchange Notes are registered under the Securities Act, have no transfer restrictions under the federal securities laws, no registration rights and no rights to additional interest.

This Current Report on Form 8-K does not constitute an offer to purchase or a solicitation of an offer to sell securities. The exchange was made only pursuant to a prospectus and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUVEN HOLDING CORP.	TRUVEN HEALTH ANALYTICS INC.
(Registrant)	(Registrant)

By: /s/ ANDRA K. HELLER	By: /s/ ANDRA K. HELLER
Andra K. Heller, General Counsel and Secretary	Andra K. Heller, General Counsel and Secretary
Date: May 18, 2015	Date: May 18, 2015